Exhibit 99.1

180 Life Sciences Corp. Regains Compliance with Nasdaq’s Minimum Stockholders’
Equity Rule and Expands into the Global iGaming Sector

PALO ALTO, Calif., October 9, 2024 – 180 Life Sciences Corp. (Nasdaq: ATNF) (the “Company” or “180”), is pleased to announce that it has received confirmation from Nasdaq that the Company has officially regained compliance with Nasdaq Listing Rule 5550(b)(1), which requires a minimum stockholders’ equity of $2,500,000. With this important achievement, the Company can now fully focus on developing its newly announced iGaming business, while also continuing to advance its legacy biotechnology programs.

As announced on October 3, 2024, 180 will be shifting its strategic focus towards the rapidly growing global iGaming sector. This transition represents a new chapter for the Company as it seeks to capitalize on significant opportunities in the expanding digital gaming market.

“We are thrilled to confirm that our recent acquisition of a leading iGaming platform technology is expected to allow us to rapidly pivot into this high-growth sector,” said Blair Jordan, Interim CEO, who continued, “We believe that this move places 180 at the forefront of technological innovation in the iGaming space, enabling us to be in a position to offer state-of-the-art gaming solutions in the near future and capitalize on what we believe is the tremendous market potential ahead. Our goal is to establish ourselves as a key player in this dynamic industry by leveraging our platform which provides what we believe are cutting-edge advancements in blockchain and digital payment solutions.”

The Global iGaming Market

The global iGaming market has experienced substantial growth in recent years and is projected to reach a market size of over $160 billion by 2026, driven by increasing internet penetration and the adoption of mobile technologies.1 Key jurisdictions like Europe, North America, and emerging regions in Asia-Pacific have embraced online gaming, with regulatory environments becoming increasingly favorable. Growth rates in the iGaming sector are estimated to be in excess of 10% annually, with online casinos, sports betting, and e-sports showing strong momentum.2 Current trends include the integration of artificial intelligence (AI) for personalized gaming experiences, live-streamed casino games and the implementation of blockchain technology to create greater transparency and trust for clients.

The Role of Blockchain in iGaming

180 is particularly pleased to have purchased a gaming platform that incorporates the latest blockchain technology. Blockchain technology is revolutionizing the iGaming industry by introducing transparency, security, and trust to online gaming platforms. The decentralized nature of blockchain ensures that gaming transactions are secure and verifiable, reducing fraud and enhancing player confidence. Blockchain also enables instant and transparent payout mechanisms, which is a significant advantage for both players and operators. 180’s platform will also have the ability to accept both cryptocurrency and fiat currency, offering players flexibility, which is expected to expand the Company’s potential customer base. The integration of crypto payments also ensures lower transaction fees and faster cross-border transfers, making it easier to serve a global audience, allowing 180 to target fast growing regions. Having such technological capabilities enhances the competitiveness of iGaming companies in today’s digital economy, giving the Company what management believes is a distinct competitive advantage.

The Company expects to launch the platform during the first quarter of 2025. Management is actively working to operationalize the Gaming Technology Platform, evaluating “front-end” interface solutions, investigating initial licensing jurisdictions, and assessing what external games will ultimately be added for initial launch.

Nasdaq will continue to monitor the Company’s ongoing compliance with the stockholders’ equity requirement for a period of one year from the date of Nasdaq’s compliance letter to the Company. Should the Company fall out of compliance with the minimum equity rule during that time, the Company would become subject to delisting without a cure period. The Company will have the opportunity to request a new hearing should that event occur.

The Company remains out of compliance with the audit committee requirements for continued listing on Nasdaq set forth in Listing Rule 5605(c)(2), which requires that listed companies maintain an audit committee of at least three independent directors. The Company is currently seeking out qualified independent directors to serve on the Company’s audit committee and expects to regain compliance with Listing Rule 5605(c)(2) in the near future.

About 180 Life Sciences Corp. is a publicly-traded company that focuses on developing new technologies across multiple sectors. With its current portfolio of inflammation focused intellectual property and its recent acquisition of the Gaming Technology Platform, the Company believes it is positioned for growth in both the biotech and iGaming industries.

[1]	https://wifitalents.com/statistic/igaming-industry/
[2]	https://www.scaleo.io/blog/igaming-stats-affiliate-marketing-statistics-in-igaming-industry-updated/

Forward-Looking Statements:

This press release includes “forward-looking statements”, including information about management’s view of the Company’s future expectations, plans and prospects, within the safe harbor provisions provided under federal securities laws, including under The Private Securities Litigation Reform Act of 1995 (the “Act”). Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, the ability of the Company to maintain the continued listing of the Company’s securities on The Nasdaq Stock Market, including that the Company is not currently in compliance with Nasdaq’s continued listing standards due to its current failure to maintain a three person audit committee and/or a majority of independent directors; the Company’s ability to commercialize its Gaming Technology Platform; the lack of experience of current management with operating a gaming company; the ability of the Company to build out a front end for the Gaming Technology Platform, and the costs and timing associated therewith; the ability of the Company to generate revenue from the Gaming Technology Platform, including timing and cost thereof; our need for significant additional funding, the ability of the Company to raise funding, the terms of such funding, and dilution caused thereby; the review and evaluation of strategic transactions and their impact on shareholder value; the process by which the Company engages in evaluation of strategic transactions; the outcome of potential future strategic transactions and the terms thereof; our ability to commercialize our drug candidates, if proven successful for treatment in trials; risks regarding whether the administrative processes required for the issuance of patents will be completed in a timely manner or at all; risks regarding the outcome of pharmaceutical studies, the timing and costs thereof, and the ability to obtain sufficient participants; the timing of, outcome of, and results of, clinical trials statements regarding the timing of marketing authorization application (MAA) submissions to the UK Medicines and Healthcare products Regulatory Agency (MHRA) and New Drug Application submissions (NDA) to the U.S. Food and Drug Administration (FDA), our ability to obtain approval and acceptance thereof, the willingness of MHRA to review such MAA and the FDA to review such NDA, and our ability to address outstanding comments and questions from the MHRA and FDA; statements about the ability of our clinical trials to demonstrate safety and efficacy of our product candidates, and other positive results; the uncertainties associated with the clinical development and regulatory approval of 180 Life Sciences’ drug candidates, including potential delays in the enrollment and completion of clinical trials, the costs thereof, closures of such trials prior to enrolling sufficient participants in connection therewith, issues raised by the FDA, the MHRA and the European Medicines Agency (EMA); the ability of the Company to persuade regulators that chosen endpoints do not require further validation; timing and costs to complete required studies and trials, and timing to obtain governmental approvals; 180 Life Sciences’ reliance on third parties to conduct its clinical trials, enroll patients, and manufacture its preclinical and clinical drug supplies; the ability to come to mutually agreeable terms with such third parties and partners, and the terms of such agreements; estimates of patient populations for 180 Life Sciences planned products; 180 Life Sciences’ ability to fully comply with numerous federal, state and local laws and regulatory requirements, as well as rules and regulations outside the United States; current negative operating cash flows and a need for additional funding to finance our operating plans; the terms of any further financing, which may be highly dilutive and may include onerous terms, increases in interest rates which may make borrowing more expensive and increased inflation which may negatively affect costs, expenses and returns; statements relating to expectations regarding future agreements relating to the supply of materials and license and commercialization of products; the availability and cost of materials required for trials; challenges and uncertainties inherent in product research and development, including the uncertainty of clinical success and of obtaining regulatory approvals; uncertainty of commercial success; the inherent risks in early stage drug development including demonstrating efficacy; development time/cost and the regulatory approval process; our ability to attract and retain key personnel; changing market and economic conditions; competition, including technological advances, new products and patents attained by competitors; challenges to patents; changes to applicable laws and regulations, including global health care reforms; expectations with respect to future performance, growth and anticipated acquisitions; expectations regarding the capitalization, resources and ownership structure of the Company; the ability of the Company to execute its plans to develop and market new drug products and the timing and costs of these development programs; estimates of the size of the markets for the Company’s potential drug products; the outcome of current litigation involving the Company; potential future litigation involving the Company or the validity or enforceability of the intellectual property of the Company or lawsuits alleging that we have violated the intellectual property of others; global economic conditions; geopolitical events and regulatory changes; the expectations, development plans and anticipated timelines for the Company’s drug candidates, pipeline and programs, including collaborations with third parties; and the effect of changing interest rates and inflation, economic downturns and recessions, declines in economic activity or global conflicts. These risk factors and others are included from time to time in documents the Company files with the Securities and Exchange Commission, including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks, and including the Annual Report on Form 10-K for the year ended December 31, 2023, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and future SEC filings. These reports and filings are available at www.sec.gov and are available for download, free of charge, soon after such reports are filed with or furnished to the SEC, on the “Investors”, “SEC Filings”, “All SEC Filings” page of our website at www.180lifesciences.com. All subsequent written and oral forward-looking statements concerning the Company, the results of the Company’s clinical trial results and studies or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, including the forward-looking statements included in this press release, which are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as otherwise provided by law.

Investor Contact:

Blair Jordan
Interim Chief Executive Officer
Email address: bjordan@180lifesciences.com